Exhibit 21.1

List of Subsidiaries (as of April 30, 2006)

Entity	State of Formation/Incorporation
12th Street Associates Intermediate, LLC	Delaware
12th Street Associates, LLC	Delaware
353 Associates, LP	Pennsylvania
353 Associates GP, LLC	Delaware
3175 JFK Associates, LP	Delaware
AETC Housing, LP	Delaware
Belle Chase Associates, LLC	Delaware
Belle Chase Associates Intermediate, LLC	Delaware
Belle Chase Associates Intermediate II, LLC	Delaware
Bethel Avenue Associates Intermediate, LLC	Delaware
Bethel Avenue Associates, LLC	Delaware
Binford Street Associates Intermediate, LLC	Delaware
Binford Street Associates, LLC	Delaware
Bowling Green Associates Intermediate, LLC	Delaware
Bowling Green Associates, LLC	Delaware
Brookstone Drive Associates Intermediate, LLC	Delaware
Brookstone Drive Associates, LLC	Delaware
Burbank Drive Associates Intermediate, LLC	Delaware
Burbank Drive Associates Intermediate II, LLC	Delaware
Burbank Drive Associates, LLC	Delaware
Campus Club Associates Intermediate, LLC	Delaware
Campus Club Associates, LLC	Delaware
Campus Edge Associates Intermediate, LLC	Delaware
Campus Edge Associates, LLC	Delaware
Carlisle/Picatinny Family Housing, LP	Delaware
College Park Investments, LLC	Delaware
College Park Management, LLC	Florida
College Park Management TRS, Inc.	Delaware
The Commons II, LLC	Delaware
Croyden Avenue Associates, LLC	Delaware
Denton Associates, LLC	Delaware
FDWR Parent, LLC	Delaware
Fort Bliss/White Sands Missile Range Housing LP	Delaware
Fort Carson Family Housing, LLC	Colorado
Fort Carson Reinvestment Trust	Colorado
Fort Detrick/Walter Reed Army Medical Center Housing, LLC	Delaware
Fort Eustis/Fort Story Housing LLC	Delaware
Fort Gordon Housing, LLC	Delaware
Fort Hamilton Housing LLC	Delaware
Gainesville Associates Intermediate, LLC	Delaware
Gainesville Associates, LLC	Delaware
GH 3175 JFK Associates GP, LLC	Delaware
GH University Crossings Associates GP, LLC	Delaware
GMH/AB Centex Military Communities, LLC	Delaware
GMH/AEW Associates, LLC	Delaware
GMH AETC Housing Construction, LLC	Delaware
GMH/ARMY Integrated, LLC	Delaware
GMH Benham Hensel Phelps Military Communities, LLC	Delaware

GMH/Benham Military Communities LLC	Delaware
GMH/Benham Military Communities II, LLC	Delaware
GMH/FW Military Communities, LLC	Delaware
GMH/CENTEX Communities, LLC	Delaware
GMH Communities, LP	Delaware
GMH Communities GP Trust	Delaware
GMH Communities Services, Inc.	Delaware
GMH Communities TRS, Inc.	Delaware
GMH Independent Member I, Inc.	Delaware
GMH Independent Member II, Inc.	Delaware
GMH Military Housing, LLC	Delaware
GMH Military Housing- AETC General Partner, LLC	Delaware
GMH Military Housing- AETC Limited Partner, LLC	Delaware
GMH Military Housing — Bliss/WSMR General Partner, LLC	Delaware
GMH Military Housing — Bliss/WSMR Limited Partner, LLC	Delaware
GMH Military Housing- Carlisle/ Picatinny General Partner, LLC	Delaware
GMH Military Housing- Carlisle/Picatinny Limited Partner, LLC	Delaware
GMH Military Housing Construction, LLC	Delaware
GMH Military Housing Development LLC	Delaware
GMH Military Housing—FDWR LLC	Delaware
GMH Military Housing—Fort Carson LLC	Delaware
GMH Military Housing — Fort Gordon, LLC	Delaware
GMH Military Housing—Fort Hamilton LLC	Delaware
GMH Military Housing Hampton Roads, LLC	Delaware
GMH Military Housing Investments LLC	Delaware
GMH Military Housing Management Fort Carson, LLC	Delaware
GMH Military Housing Management LLC	Delaware
GMH Military Housing Navy Northeast LLC	Delaware
GMH Military Housing—Stewart Hunter LLC	Delaware
GMH Northeast Housing Design/Build LLC	Delaware
GrandMarc UCR, LP	Delaware
GrandMarc UCR Intermediate, LLC	Delaware
Greenville Associates Intermediate, LLC	Delaware
Greenville Associates, LLC	Delaware
Hattiesburg Associates, LLC	Delaware
Hattiesburg Associates Owner, LLC	Delaware
Heron Drive Associates Intermediate, LLC	Delaware
Heron Drive Associates, LLC	Delaware
Klotz Road Associates Intermediate, LLC	Delaware
Klotz Road Associates, LLC	Delaware
Knotty Pine Associates Intermediate, LLC	Delaware
Knotty Pine Associates Intermediate II, LLC	Delaware
Knotty Pine Associates, LLC	Delaware
La Riviera Drive Associates, LP	Delaware
La Riviera Drive Associates, LLC	Delaware
LA-31, LP	Pennsylvania
Lanier Drive Associates Intermediate, LLC	Delaware
Lanier Drive Associates, LLC	Delaware
Lankford Drive Associates Intermediate, LLC	Delaware
Lankford Drive Associates, LLC	Delaware
Lincoln Boulevard Associates, LLC	Delaware
Lincoln Boulevard Associates Intermediate, LLC	Delaware
Lubbock Main Street Associates Intermediate, LLC	Delaware
Lubbock Main Street Associates, LLC	Delaware
Lubbock Two Intermediate, LLC	Delaware
Lubbock Two Associates, LLC	Delaware

Lynchburg Associates Intermediate, LLC	Delaware
Lynchburg Associates, LLC	Delaware
Monks Road Associates, LLC	Delaware
Morgantown Associates, LLC	Delaware
Morgantown Associates Intermediate, LLC	Delaware
Nebraska Charleston Associates, LLC	Delaware
Nebraska Charleston Associates Intermediate, LLC	Delaware
Neff Avenue Associates Intermediate, LLC	Delaware
Neff Avenue Associates, LLC	Delaware
New Center Drive Associates Intermediate, LLC	Delaware
New Center Drive Associates, LLC	Delaware
New Tomed, LLC	Delaware
Nittany Crossing Intermediate, LLC	Delaware
Northeast Housing, LLC	Delaware
Oak Tree Associates Intermediate, LLC	Delaware
Oak Tree Associates, LLC	Delaware
Orchard Trails Housing, LLC	Delaware
Palisades Drive Associates Intermediate, LLC	Delaware
Palisades Drive Associates, LLC	Delaware
Peach Grove Associates Intermediate, LLC	Delaware
Peach Grove Associates, LLC	Delaware
Pegasus Connection Associates Intermediate, LLC	Delaware
Pegasus Connection Associates, LLC	Delaware
Racine Drive Associates Intermediate, LLC	Delaware
Racine Drive Associates, LLC	Delaware
Reno Associates, LLC	Delaware
Riverbend Associates Intermediate, LLC	Delaware
Riverbend Associates, LLC	Delaware
Rutherford Boulevard Associates Intermediate, LLC	Delaware
Rutherford Boulevard Associates Intermediate II, LLC	Delaware
Rutherford Boulevard Associates, LLC	Delaware
Sacramento Fourth Avenue Associates, LLC	Delaware
Sacramento Fourth Avenue Associates Intermediate, LLC	Delaware
Savoy Village Associates Intermediate, LLC	Delaware
Savoy Village Associates, LLC	Delaware
Seminole Ridge Associates Intermediate, LLC	Delaware
Seminole Ridge Associates, LLC	Delaware
Seminole Suites Associates Intermediate, LLC	Delaware
Seminole Suites Associates, LLC	Delaware
Silo Court Associates Intermediate, LLC	Delaware
Silo Court Associates, LLC	Delaware
South Carolina Associates, LLC	Delaware
Southeast Region I Intermediate, LLC	Delaware
Southeast Region I, LLC	Delaware
Southeast Region I, LLC	Delaware
Southeast Region II, LLC	Delaware
Southeast Region III, LLC	Delaware
Southeast Region IV Intermediate, LLC	Delaware
Southeast Region IV, LLC	Delaware
State College Intermediate, LLC	Delaware
Sterling Way Associates Intermediate, LLC	Delaware
Sterling Way Associates, LLC	Delaware
Stewart Hunter Housing LLC	Delaware
Third Street Associates Intermediate, LLC	Delaware
Third Street Associates, LLC	Delaware
Towmed Housing, LLC	Delaware

Towmed Intermediate, LLC	Delaware
Twenty Seventh Street Associates Intermediate, LLC	Delaware
Twenty Seventh Street Associates, LLC	Delaware
University Commons Intermediate Associates, LLC	Delaware
University Commons Associates, LLC	Delaware
Vairo Boulevard Associates Intermediate, LLC	Delaware
Vairo Boulevard Associates, LP	Pennsylvania
Varsity Lane Associates Intermediate, LLC	Delaware
Varsity Lane Associates, LLC	Delaware
W/9-JP-M Real Estate Limited Partnership	Delaware
Washington Avenue Associates Intermediate, LLC	Delaware
Washington Avenue Associates, LLC	Delaware
WHGMH Realty, L.P.	Delaware
Willowtree Associates I Intermediate Non-Managing, LLC	Delaware
Willowtree Associates I Intermediate, LLC	Delaware
Willowtree Associates I, LLC	Delaware
Willowtree Associates II Intermediate Non-Managing	Delaware
Willowtree Associates II Intermediate, LLC	Delaware
Willowtree Associates II, LLC	Delaware
Woodhaven Drive Associates Intermediate, LLC	Delaware
Woodhaven Drive Associates, LLC	Delaware